Exhibit 99.1
Clinical Data, Inc. (r) Investor Presentation October 31, 2006

Forward-Looking Statements SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 The following presentation contains certain forward-looking information about Clinical Data that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to statements regarding: our ability to successfully integrate the operations, business, technology and intellectual property obtained in our acquisitions; our ability to obtain regulatory approval for, and successfully introduce our new products; our ability to expand our long-term business opportunities; our ability to maintain normal terms with our customers and partners; financial projections and estimates and their underlying assumptions; and statements regarding future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether vilazodone will advance further in the clinical trials process and whether and when, if at all, vilazodone will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications; whether vilazodone will be successfully marketed if approved; the extent to which genetic markers (haplotypes) are predictive of clinical outcomes and drug efficacy and safety; our ability to achieve the expected synergies and operating efficiencies from all of our acquisitions; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for pharmacogenomic and biomarker products and services; general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, and our subsequent Current Reports on Form 8-K filed with the Securities and Exchange Commission. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Corporate Snapshot NASDAQ: CLDA Market Cap: ~$140 million Annualized Revenues of $80.0 million (on a pro forma basis) Approximately 400 employees International presence US, UK, France, Netherlands, Italy & Australia GLP, CLIA, ISO 9001, EN13485, CE

Divisional Structure Vilazodone Phase III SSRI/5HT1A

Divisional Overview Reorganized CLDA assets and recent acquisitions into three divisions: 1) PGxHealth Division Leading position in pharmacogenetic diagnostics Proprietary, high-margin Therapeutic Diagnostics(tm) High growth area with significant ROI Targeted to payers and providers Vilazodone (SSRI/5HT1A) Dual-acting serotonergic agent in Phase III clinical trials with intention for a companion pharmacogenetic test Opportunity to leverage genomics to increase efficacy of vilazodone in targeted populations 2) Cogenics Division Leading provider of pharmacogenomics and molecular services including genotyping, sequencing, gene expression and other related services Extensive domestic and international client base Clients include pharmaceutical, biotech, government, academic and agricultural firms 3) Vital Diagnostics Division Well-established, global in vitro diagnostics business

Corporate Strategy PGxHealth Advance intellectual property and genetic marker development to commercialize scientifically valid and clinically meaningful pharmacogenetic tests Optimize vilazodone franchise: Complete first pivotal trial and identify genetic markers for vilazodone response Cogenics Grow and make profitable as stand alone division. Leverage offerings to support PGxHealth's development of genetic markers and pharmacogenetic diagnostics Vital Diagnostics Maintain leadership position in low to moderate complexity in vitro diagnostics

Key Achievements FY 2007 Built management team Improved financials Q-over-Q Vilazodone Phase III trial enrollment initiated and now > 50% Demonstrated substantial growth in revenue from existing pharmacogenetic tests Familion revenue on track to grow >100% YOY Announced launch of following tests: Warfarin (October) Clozapine-Induced-Agranulocytosis (December) Rituximab (calendar Q1 2007) In-licensed new genetic markers relating to therapeutics response and safety in CNS, CV, Oncology and other areas that will lead to novel pharmacogenetic tests

Financial Performance Fiscal 1Q (June 30) Cash used in Operations: $4.3 m v. $8.7 m Fiscal 4Q06 (~ 51% sequential improvement) Revenue (record): $24.8 m v. $23.2 m Fiscal 4Q06 (~ 7% sequential improvement) Up from $12.8 m same quarter last year Cash balance 6/30/06: $19.0 m v. $7.2 m Fiscal 4Q06 Vilazodone expenses: ~ $1.3 m (will increase in future quarters as Phase III trial intensifies)

PGxHealth(tm) Focus Leverage recent advances in pharmacogenetics with PGxHealth's expertise in genetic marker development and commercialization to provide novel, high value and proprietary diagnostics leading to more efficacious, safer and less-costly, "targeted" therapies. PGxHealth is dedicated to bringing the value of pharmacogenetic testing into the mainstream of clinical care delivery to the benefit of providers, payers and patients. Introducing Therapeutic Diagnostics

PGxHealth Overview PGxHealth is focused on the rapidly emerging growth market of molecular diagnostics High margin business with high growth potential FDA is a strong proponent of the use of pharmacogenetics PGxHealth leverages a wealth of assets and experience in developing genetic markers for clinical diagnostics Emphasis on neuro-psychiatric, cardiology and oncology areas

PGxHealth Strategy Secure IP for genetic markers and associations for Therapeutic Diagnostics development and commercialization Validate and commercialize a growing pipeline of pharmacogenetic tests with limited investment Create high margin, proprietary tests versus traditional, low margin diagnostics offered by reference labs Demonstrate the value of pharmacogenetic testing and targeted therapeutics (e.g., PharmaCare, subsidiary of CVS, signed September 2006) Incorporate Therapeutic Diagnostics into payer plans and demonstrate ROI to increase adoption and maintain margins

Why PGxHealth? Key Differentiators Deep understanding of clinical genetics with proven ability to identify clinically valuable, scientifically valid markers Strong in-licensing, validation and commercialization capabilities in pharmacogenetics Experience developing and running complex pharmacogenetic assays in CLIA lab environment Own and operate two (2) CLIA labs Seasoned management with deep payer, patient and care delivery experience North American / European platforms in place for expansion

Value of Clinical Pharmacogenetics Substantially reduces therapeutic costs and overall cost-of-care Improves patient outcomes Higher returns compared with traditional diagnostics -- leverages proprietary IP Aligns with quality measures and pay-for-performance initiatives Clinically sound Creates new revenue streams for clients (as other revenue sources contract) Supports regulatory calls for use of pharmacogenetics in clinical care PGxHealth is an emerging leader in commercializing Pharmacogenetic tests to guide drug therapy

PGxHealth Focus Address Unmet Market Needs - Reduce Cost of Trial and Error Treatment Approach Disease progression Diagnosis Drug 2 Drug 3 Drug 4 Drug 1 Time/Cost Reactive Care Predictive Care Diagnosis Drug 1 PGx Test Time/Cost

PGxHealth Focus Address Unmet Market Needs - Improve Patient Response to Therapeutics Genetic markers can identify those who will best respond to certain drugs

PGxHealth Focus: Address Unmet Needs Patient Safety Remains A Major Problem Five percent (5%) of all hospital admissions (1.5 million cases) 106,000 deaths, USA annually 2.2 m patients suffer serious, but not lethal, side effects Increased hospital stay length Increased per patient cost - $2,500 ADR associated costs $177 billion: Disproportionately associated with drugs metabolized by enzymes known to have reduced function or non-functional genetic variants* *JAMA 286: 2270, 2001 Pharmacogenetics safety markers identify patients most likely to develop serious adverse drug reactions

PGxHealth Product Portfolio Current Test Menu Test Therapy/Pathology Therapeutic Area Cardiac Channelopathies (Acute Cardiac Symptoms) Cardiovascular TPMT Test Multiple: Childhood Leukemia, Drug Toxicity Oncology PGxTest: WARFARIN Anticoagulation Cardiovascular PGxTest: CLOZAPINE Antipsychotics Schizophrenia CNS Inherited Long QT

PGxHealth Product Portfolio Pharmacogenetic Test Pipeline Test Therapy/Pathology Therapeutic Area Drug Metabolizing Enzymes Various (CYP for Specific Drug Metabolism) Various (CNS, GI, Oncology) UGT1A1 Irinotecan (Camtosar(r)) Oncology NHL - non-Hodgkin's Lymphoma Rituxan(r) - Monoclonal Antibody Oncology CPVT (catecholaminergic polymorphic ventricular tachycardia) Cardiac Channelopathy Cardiovascular Schizophrenia and Bipolar Test Expansion Typical and Atypical Antipsychotics CNS Response to Monoclonal Antibodies Various (Rituxan(r), Remecade(r)) Inflammatory Diseases (RA, Crohn's, etc.)

Familion on Track for Strong Year Apr Q2004 Jul Q2004 Oct Q2004 Jan Q2005 Apr Q2005 Jul Q2005 Oct Q2005 Jan Q2006 Apr Q2006 Jul Q2006 Revenue/Quarter 0 54000 175485.5 215154.5 414275.4 486000.5 611100.5 812700 809293.66 854100 # Tests/Quarter 0 10 33 53 103 135 170 227 234 257 First Two Quarters FY 2007

Vilazodone

Vilazodone Primary Indication: Treatment of depression Profile: New generation, genetically guided dual serotonergic antidepressant Mechanism of Action: Unique molecule Both Selective Serotonin Reuptake Inhibitor (SSRI) and 5HT1A partial agonist Development Stage: Phase III clinical trial in progress > 50% enrollment completed Licensed from Merck KGAA, September 2004

Vilazodone Development Plan: Milestones Discover genetic markers for response: results Q3 2007 Enrich second pivotal study with these markers Study to be completed 2008 Conduct long-term safety study in parallel with second pivotal study Manufacture commercial supply NDA Filing: mid-2009 Develop Rx with companion diagnostic

Cogenics Overview Leading provider of high quality sequencing, gene expression, genotyping, and other molecular services worldwide unique range of services Pharmaceutical, biotech, agricultural, government, and academic firm clients Full range of regulatory compliance Operational sites in the US (Texas, Connecticut, North Carolina) and Europe (France and UK) Intersects with next generation genomic testing for diagnostics and targeted drug therapy (companion diagnostics Rx/Dx) Mix of margins - classic, non-proprietary services business Extensive customer base, US and abroad

Cogenics Service Offerings

Cogenics currently offers 300+ different services, the broadest menu in the industry.

- Sequencing
  - ABI 3730
- Genotyping
  - RFLP Mapping
  - Sequenom
  - Affymatrix microarray
  - Whole Genome association
    - DNA Analysis
    - DME-T
  - Agilent microarray
    - aCGH
- Molecular Biology Services
  - Genomic Stability Testing
  - Biodistribution
  - Residual DNA
  - Expression Analysis
    - QPCR
- Extraction and Banking
  - Collection Kits
  - DNA Extraction
  - Laser Capture Microdissection
  - BioBanking

Cogenics supports CLIA, GLP and cGMP regulated environments

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Cogenics Key Objectives Moving aggressively toward profitability Establish brand position as major independent provider of pharmacogenomics and molecular services with broad integrated offerings Leverage leading client base Grow regulated services Enhance technology platform base to increase productivity and reduce cost Utilize research relationships to feed companion diagnostic RX/DX opportunities Support PGxHealth CLIA lab requirements and growth

Vital Diagnostics Overview

- Market Leader in Moderate Complexity Diagnostics
- Annualized Revenues of ~ $57M
- ISO 9001, EN13485, CE, FDA
- Products and Services
  - Analyzers
  - Reagents
  - Consulting/Service

- **Vital Scientific NV** *Spankeren, The Netherlands - Instrumentation Development and Production*
- **Clinical Data S&S, Inc** *Smithfield RI and Brea CA - Equipment distribution, reagent manufacturing & consulting*
- **Electa Lab Srl** *Forli, Italy - ESR Immunochemistry Instrumentation*
- **Vital Diagnostics Pty. Ltd.** *Sydney, Australia - Diagnostics distribution and immunoassay manufacturing*

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Corporate Overview July 14, 2006 Clinical Data, Inc. (r) FY 2007 Objectives

FY 2007 Objectives PGxHealth - Therapeutic Diagnostics: Access new IP for new marker validation and tests; build pipeline Grow Long QT franchise Prepare for new test launches Expand international test distribution Enhance business development activity and form payer and provider relationships Vilazodone: Advance vilazodone clinical trial and genetic markers Cogenics: Reduce costs, increase margins Position to grow through brand recognition, strong sales force, comprehensive service Introduce additional new services and grow profitable revenue lines Move unit aggressively toward profitability Vital Diagnostics: Grow business, expand distribution Focus product development resources Monitor consolidation in sector Examine strategic value of division Increase CLDA visibility with investors Conserve cash for operations while refocusing and growing the business

Corporate Overview July 14, 2006 Clinical Data, Inc. (r) www.clda.com Investor inquiries: John Quirk 1-646-536-7029 Clinical Data, Inc. (r)